                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  July 31, 2007
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                   Citigroup Commercial Mortgage Trust 2007-C6
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                       (Exact Name of the Issuing Entity)

                  Citigroup Commercial Mortgage Securities Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

    Citigroup Global Markets Realty Corp., LaSalle Bank National Association,
             Capmark Finance Inc. and PNC Bank, National Association
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               (Exact Name of Sponsor as Specified in Its Charter)

 Delaware                               333-141648-01         86-1073506
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(State or Other Jurisdiction            (Commission        (IRS Employer
of Incorporation of Registrant)         File Number)       Identification No. of
                                                           Registrant)

388 Greenwich Street New York, New York                    10013
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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code  (212) 816-6000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 8.01  Other Events.

      A pooling and servicing agreement dated as of July 1, 2007 (the "Pooling and Servicing Agreement"), was entered into by and among Citigroup Commercial
Mortgage Securities Inc. (the "Registrant") as depositor, Wachovia Bank,
National Association as master servicer no. 1, Midland Loan Services, Inc. as master servicer no. 2, Capmark  Finance Inc.  ("Capmark") as master servicer no.
3,  CWCapital  Asset  Management  LLC as special  servicer,  Wells  Fargo  Bank,
National  Association  as trustee  and  LaSalle  Bank  National  Association  as certificate administrator.  The Pooling and Servicing Agreement was entered into for the purpose of creating a New York common law trust, designated as Citigroup
Commercial  Mortgage Trust 2007-C6 (the "Issuing Entity"),  and issuing a single series of certificates,  entitled Citigroup  Commercial  Mortgage Trust 2007-C6,
Commercial   Mortgage   Pass-Through    Certificates,    Series   2007-C6   (the
"Certificates").  The offer and sale of  certain  classes  of the  Certificates, designated as Class A-1,  Class A-2, Class A-3,  Class A-3B,  Class A-SB,  Class
A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class
F and Class X (collectively,  the "Underwritten Certificates"),  were registered under the  Registrant's  registration  statement on Form S-3  (Registration  No.
333-141648). The Underwritten Certificates were sold to Citigroup Global Markets
Inc., Banc of America  Securities LLC, Capmark  Securities Inc., Lehman Brothers
Inc. and PNC Capital Markets LLC, (collectively, the "Underwriters") pursuant to an  underwriting  agreement  dated  as  of  July  25,  2007  (the  "Underwriting
Agreement") between the Registrant and the Underwriters. The mortgage loans (the
"Mortgage  Loans") backing the  Underwritten  Certificates  were acquired by the
Registrant  from (1) Citigroup  Global Markets Realty Corp.  ("CGMRC") as seller pursuant to a mortgage loan purchase agreement dated as of July 25, 2007 between
CGMRC and the Registrant (the "CGMRC Mortgage Loan Purchase  Agreement"),  which agreement contains  representations and warranties made by CGMRC with respect to the Mortgage  Loans sold by CGMRC to the  Registrant,  (2) LaSalle Bank National
Association ("LaSalle") as seller pursuant to a mortgage loan purchase agreement dated as of July 25, 2007  between  LaSalle  and the  Registrant  (the  "LaSalle
Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by LaSalle with respect to the Mortgage Loans sold by LaSalle to the  Registrant,  (3)  Capmark as seller  pursuant to a mortgage  loan  purchase agreement  dated as of July 25, 2007  between  Capmark and the  Registrant  (the
"Capmark   Mortgage  Loan  Purchase   Agreement"),   which  agreement   contains
representations  and  warranties  made by Capmark  with  respect to the Mortgage
Loans sold by LaSalle to the Registrant,  and (4) PNC Bank, National Association
("PNC") as seller  pursuant to a mortgage  loan purchase  agreement  dated as of
July 25, 2007 between PNC and the  Registrant  (the "PNC  Mortgage Loan Purchase
Agreement"), which agreement contains representations and warranties made by PNC with respect to the Mortgage Loans sold by PNC to the Registrant.

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Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

      Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c)  Shell Company Transactions:

      Not applicable.

(d)  Exhibits:

Exhibit No.   Description

1.1           Underwriting Agreement dated as of July 25, 2007, among Citigroup
              Commercial Mortgage Securities Inc. as seller, and Citigroup
              Global Markets Inc., Banc of America Securities LLC, Capmark
              Securities Inc., Lehman Brothers Inc. and PNC Capital Markets LLC
              as underwriters.

4.1           Pooling and Servicing Agreement dated as of July 1, 2007, among
              Citigroup Commercial Mortgage Securities Inc. as depositor,
              Wachovia Bank, National Association as master servicer no. 1,
              Midland Loan Services, Inc. as master servicer no. 2, Capmark
              Finance Inc. as master servicer no. 3, CWCapital Asset Management
              LLC as special servicer, Wells Fargo Bank, National Association as trustee and LaSalle Bank National Association as certificate administrator.

5.1           Opinion of Thacher Proffitt & Wood LLP with respect to legality.

8.1           Opinion of Thacher Proffitt & Wood LLP with respect to certain tax matters (included as part of Exhibit 5.1).

23.1          Consent of Thacher Proffitt & Wood LLP (included as part of
              Exhibit 5.1).

99.1          CGMRC Mortgage Loan Purchase Agreement dated as of July 25, 2007, between Citigroup Global Markets Realty Corp. as seller and
              Citigroup Commercial Mortgage Securities Inc. as purchaser.

99.2          LaSalle Mortgage Loan Purchase Agreement dated as of July 25,
              2007, between LaSalle Bank National Association as seller and
              Citigroup Commercial Mortgage Securities Inc. as purchaser.

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99.3          Capmark Mortgage Loan Purchase Agreement dated as of July 25,
              2007, between Capmark Finance Inc. as seller and Citigroup
              Commercial Mortgage Securities Inc. as purchaser.

99.4          PNC Mortgage Loan Purchase Agreement dated as of July 25, 2007, between PNC Bank, National Association as seller and Citigroup
              Commercial Mortgage Securities Inc. as purchaser.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 15, 2007

                                                   CITIGROUP COMMERCIAL MORTGAGE
                                                   SECURITIES INC.

                                                     By: /s/ Angela Vleck
                                                         -----------------------
                                                         Name: Angela Vleck
                                                         Title: Vice President

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.

1.1           Underwriting Agreement dated as of July 25, 2007, among Citigroup
              Commercial Mortgage Securities Inc. as seller, and Citigroup
              Global Markets Inc., Banc of America Securities LLC, Capmark
              Securities Inc., Lehman Brothers Inc. and PNC Capital Markets LLC
              as underwriters.

4.2           Pooling and Servicing Agreement dated as of July 1, 2007, among
              Citigroup Commercial Mortgage Securities Inc. as depositor,
              Wachovia Bank, National Association as master servicer no. 1,
              Midland Loan Services, Inc. as master servicer no. 2, Capmark
              Finance Inc. as master servicer no. 3, CWCapital Asset Management
              LLC as special servicer, Wells Fargo Bank, National Association as trustee and LaSalle Bank National Association as certificate administrator.

5.1           Opinion of Thacher Proffitt & Wood LLP with respect to legality.

8.1           Opinion of Thacher Proffitt & Wood LLP with respect to certain tax matters (included as part of Exhibit 5.1).

23.1          Consent of Thacher Proffitt & Wood LLP (included as part of
              Exhibit 5.1).

99.1          CGMRC Mortgage Loan Purchase Agreement dated as of July 25, 2007, between Citigroup Global Markets Realty Corp. as seller and
              Citigroup Commercial Mortgage Securities Inc. as purchaser.

99.2          LaSalle Mortgage Loan Purchase Agreement dated as of July 25,
              2007, between LaSalle Bank National Association as seller and
              Citigroup Commercial Mortgage Securities Inc. as purchaser.

99.3          Capmark Mortgage Loan Purchase Agreement dated as of July 25,
              2007, between Capmark Finance Inc. as seller and Citigroup
              Commercial Mortgage Securities Inc. as purchaser.

99.4          PNC Mortgage Loan Purchase Agreement dated as of July 25, 2007, between PNC Bank, National Association as seller and Citigroup
              Commercial Mortgage Securities Inc. as purchaser.

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